INCOME TAXES - Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
INCOME TAXES
Net loss before provision for income taxes	$ 41,911	$ 53,782	$ 84,545
PRC statutory tax rate	25.00%	25.00%	25.00%
Income tax at statutory tax rate	$ 10,477	$ 13,446	$ 21,136
Fair value change on warrants	53	(52)	(79)
Non-deductible loss and SBC expenses not deductible for tax purposes	(2,818)	(3,075)	(13,783)
Effect of income tax rate differences in jurisdictions other than the PRC	(6,378)	(1,636)	(1,721)
NOL not applicable for carryforward	4		(288)
Change in valuation allowance	(407)	(8,455)	(5,339)
Total income tax benefit (expense)	$ 931	$ 228	$ (74)
Effective tax rates	2.22%	0.42%	0.00%